SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 27, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and Servicing Agreement, dated as of May 1, 1999, providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-12)


                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)


     New Jersey                    33-5042                  21-0627285
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission         (I.R.S. Employer
of incorporation)                  File Number)        Identification No.)


                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On May 27, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 1999-12 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-12") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated April 22, 1999 as supplemented by the Prospectus Supplement dated May 24, 1999.

The original principal balance of each Class of the Certificates is as follows:


     Class A1                                          $12,432,345.00
     Class A2                                          $45,392,413.00
     Class A3                                         $130,000,000.00
     Class M                                            $1,733,000.00
     Class B1                                             $675,000.00
     Class B2                                             $578,000.00
     Class B3                                             $674,000.00
     Class B4                                             $385,000.00
     Class B5                                             $289,853.42
     Class R                                                  $100.00
     Total :                                          $192,159,711.42


The initial Junior Percentage and initial Senior Percentage for Pool 1999-12 are approximately 2.25% and 97.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-12 as of the initial issuance of the Certificates are $100,000.00, $1,926,601.00 and $1,926,601.00, respectively, representing approximately .0500%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of May 1, 1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-12

Pool 1999-12 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 9 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $192,660,137.20.

The interest rates (the "Mortgage Rates") borne by the 651 Mortgage Loans conveyed by GECMSI to Pool 1999-12 range from 5.7500% to 10.6250% and the weighted average Mortgage Rate as of the Cut-off Date is 6.8759% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-12 ranged from $20,000.00 to $922,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-12 is $295,944.91, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-12 is March 26, 1986, and the latest scheduled maturity date of any such Mortgage Loan is May 1, 2014. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-12 is 67.4631%.

The Mortgage Loans in Pool 1999-12 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-12:

--------------------------------------------------------------------------------
     MORTGAGE       # OF           AGGREGATE BALANCES         % OF POOL BY
      RATES         LOANS          AS OF CUT-OFF DATE       AGGREGATE BALANCE
--------------------------------------------------------------------------------
      5.7500%            1              $308,911.15               0.1603%
      5.8750%            1              $228,049.87               0.1184%
      6.0000%            5            $2,146,883.92               1.1143%
      6.1250%            2              $634,880.00               0.3295%
      6.2500%           11            $3,353,452.18               1.7406%
      6.3750%           21            $6,969,199.42               3.6174%
      6.5000%           44           $16,691,510.90               8.6637%
      6.6250%           71           $23,855,805.68              12.3823%
      6.7500%          120           $42,104,383.71              21.8541%
      6.8750%          116           $37,023,631.90              19.2171%
      7.0000%           75           $23,377,674.66              12.1342%
      7.1250%           34           $11,337,574.83               5.8848%
      7.2500%           24            $6,348,948.52               3.2954%
      7.3750%           22            $4,706,792.03               2.4431%
      7.5000%           15            $2,622,891.79               1.3614%
      7.6250%           11            $1,061,778.80               0.5511%
      7.7500%            9            $1,691,800.27               0.8781%
      7.8750%           12            $1,754,378.92               0.9106%
      8.0000%           15            $2,101,776.65               1.0909%
      8.2500%            8            $1,820,648.06               0.9450%
      8.3750%            5              $644,737.98               0.3347%
      8.5000%            3              $472,543.15               0.2453%
      8.7500%            3              $513,702.94               0.2666%
      8.8750%            1              $117,585.54               0.0610%
      9.0000%            1              $129,585.50               0.0673%
      9.3750%            1              $121,330.96               0.0630%
      9.7500%            5              $100,958.48               0.0524%
      9.8750%            6              $172,402.61               0.0895%
     10.0000%            4              $108,930.71               0.0565%
     10.1250%            2               $31,524.48               0.0164%
     10.5000%            2               $82,564.41               0.0429%
     10.6250%            1               $23,297.18               0.0121%
     Total             651          $192,660,137.20             100.0000%


b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-12 :

--------------------------------------------------------------------------------
     ORIGINAL       # OF LOANS          AGGREGATE BALANCES       % OF POOL BY
     BALANCES                           AS OF CUT-OFF DATE       AGGREGATE BAL.
--------------------------------------------------------------------------------
$      0 - 227,150       135             $12,784,394.25               6.6357%
$227,151 - 250,000        36              $7,778,433.73               4.0374%
$250,001 - 300,000       160             $43,485,438.34              22.5711%
$300,001 - 350,000       127             $40,597,245.46              21.0719%
$350,001 - 400,000        64             $23,543,870.27              12.2204%
$400,001 - 450,000        43             $18,200,721.20               9.4471%
$450,001 - 600,000        64             $32,369,541.65              16.8014%
$600,001 - 650,000        20             $12,268,844.94               6.3681%
$650,001 - 1,000,000 +     2              $1,631,647.36               0.8469%
Total                    651            $192,660,137.20             100.0000%


The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-12 is $906,647.36.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-12 is $4,329.75.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-12:

-------------------------------------------------------------------------------
YEAR OF ORIGINATION      # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------------------------------------------------------------------------------
     1986                     20             $519,677.87              0.2697%
     1991                      1             $157,339.22              0.0817%
     1992                     40           $7,305,727.20              3.7920%
     1994                      1             $398,692.25              0.2069%
     1995                      1             $385,031.40              0.1999%
     1997                      5           $1,278,511.49              0.6636%
     1998                     51          $13,938,406.18              7.2347%
     1999                    532         $168,676,751.59             87.5515%
     Total                   651         $192,660,137.20            100.0000%


d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-12:

--------------------------------------------------------------------------------
     LOAN-TO-VALUE
       RATIO AT               # OF      AGGREGATE BALANCES       % OF POOL BY
      ORIGINATION             LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------------------------------------------------------------------------------
     00.000 - 50.00              74          $20,271,504.02           10.5219%
     50.001 - 60.00             103          $30,510,896.47           15.8366%
     60.001 - 70.00             158          $48,023,055.58           24.9263%
     70.001 - 75.00             112          $33,194,540.56           17.2296%
     75.001 - 80.00             170          $52,001,539.68           26.9914%
     80.001 - 85.00              11           $3,268,909.63            1.6967%
     85.001 - 90.00              17           $4,278,767.65            2.2209%
     90.001 - 95.00               6           $1,110,923.61            0.5766%
          Total                 651         $192,660,137.20          100.0000%


e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-12:

--------------------------------------------------------------------------------
     TYPE OF DWELLING    # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------------------------------------------------------------------------------
Single-family detached        588       $180,502,428.05               93.6896%
Single-family attached         16         $2,658,014.00                1.3796%
Condominium                    36         $7,358,833.18                3.8196%
2 - 4 Family Units              9         $1,515,271.01                0.7865%
Co-op                           2           $625,590.96                0.3247%
Total                         651       $192,660,137.20              100.0000%


f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-12:

--------------------------------------------------------------------------------
                         # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
     OCCUPANCY                          AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------------------------------------------------------------------------------
Owner Occupied                598       $183,739,252.26               95.3696%
Vacation                       29         $6,776,400.97                3.5173%
Investment                     24         $2,144,483.97                1.1131%
Total                         651       $192,660,137.20              100.0000%


g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-12:

--------------------------------------------------------------------------------
STATE                 # OF              AGGREGATE BALANCES       % OF POOL BY
                      LOANS             AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------------------------------------------------------------------------------
Alabama                  2                   $683,824.65              0.3549%
Arizona                 25                 $6,975,783.63              3.6208%
Arkansas                 4                 $1,290,548.70              0.6699%
California             192                $62,509,328.62             32.4453%
Colorado                12                 $3,659,757.07              1.8996%
Connecticut              8                 $2,556,349.91              1.3269%
Delaware                 2                   $247,124.78              0.1283%
District Of Columbia     1                   $448,549.15              0.2328%
Florida                 52                $11,434,287.83              5.9350%
Georgia                 12                 $3,643,589.27              1.8912%
Hawaii                   1                   $179,000.00              0.0929%
Illinois                21                 $6,715,615.38              3.4857%
Indiana                  5                 $1,971,540.68              1.0233%
Iowa                     2                   $812,828.54              0.4219%
Kansas                   3                   $615,148.66              0.3193%
Kentucky                 2                   $737,604.00              0.3829%
Louisiana                8                 $2,643,244.29              1.3720%
Maine                    2                   $638,029.58              0.3312%
Maryland                35                $12,251,263.75              6.3590%
Massachusetts           24                 $7,794,378.36              4.0457%
Michigan                 2                   $841,994.08              0.4370%
Minnesota                6                 $1,826,055.09              0.9478%
Mississippi              1                   $438,550.46              0.2276%
Missouri                 1                   $302,431.64              0.1570%
Montana                  1                   $396,351.88              0.2057%
Nebraska                 1                   $300,000.00              0.1557%
Nevada                   8                 $2,505,862.57              1.3007%
New Hampshire            2                   $724,267.18              0.3759%
New Jersey              51                $10,419,424.99              5.4082%
New Mexico               2                   $512,230.46              0.2659%
New York                23                 $5,457,272.58              2.8326%
North Carolina           6                 $1,280,516.31              0.6647%
North Dakota             1                   $298,295.58              0.1548%
Ohio                     7                 $2,109,699.90              1.0950%
Oklahoma                 1                   $403,083.40              0.2092%
Oregon                   7                 $2,198,866.87              1.1413%
Pennsylvania            29                 $6,407,553.43              3.3258%
Rhode Island             2                   $592,310.19              0.3074%
South Carolina           7                 $2,325,334.90              1.2070%
Tennessee               16                 $4,865,362.64              2.5254%
Texas                   26                 $7,095,638.00              3.6830%
Utah                     9                 $2,912,277.40              1.5116%
Vermont                  2                   $752,583.10              0.3906%
Virginia                12                 $4,215,134.72              2.1879%
Washington              11                 $4,184,083.77              2.1717%
Wisconsin                4                 $1,487,159.21              0.7719%
Total                  651               $192,660,137.20            100.0000%


h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-12:

--------------------------------------------------------------------------------
YEAR OF MATURITY    # OF LOANS          AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------------------------------------------------------------------------------
     2001                20                  $519,677.87              0.2697%
     2007                41                $7,463,066.42              3.8737%
     2008                 1                  $168,256.46              0.0873%
     2009                 8                $1,874,156.88              0.9728%
     2012                 7                $1,645,933.42              0.8543%
     2013                38               $10,311,191.79              5.3520%
     2014               536              $170,677,854.36             88.5902%
     Total              651              $192,660,137.20            100.0000%


The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-12 calculated as of the Cut-off Date is 174 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-12:

--------------------------------------------------------------------------------
                    # OF LOANS          AGGREGATE BALANCES       % OF POOL BY
PURPOSE OF LOAN                         AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------------------------------------------------------------------------------
Purchase                189               $50,108,190.27             26.0086%
Rate Term/Refinance     382              $120,312,503.07             62.4480%
Cash-out Refinance       80               $22,239,443.86             11.5434%
Total                   651              $192,660,137.20            100.0000%

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of May 24, 1999, for certain of the Series 1999-12 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.


1.2 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of May 24, 1999, for certain of the Series 1999-12 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc.

4.1 The Pooling and Servicing Agreement for the Series 1999-12 Certificates, dated as of May 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                           --------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President



Dated as of May 27, 1999

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                           --------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President



Dated as of May 27, 1999

                                  EXHIBIT INDEX



The exhibits are being filed herewith:


--------------------------------------------------------------------------------
EXHIBIT NO.              DESCRIPTION                                  PAGE
--------------------------------------------------------------------------------

     1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of May 24, 1999, for certain of the Series 1999-12 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.


     1.2 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of May 24, 1999, for certain of the Series 1999-12 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc.


     4.1                 The Pooling and Servicing Agreement
                         for the Series 1999-12
                         Certificates, dated as of May 1,
                         1999, between GE Capital Mortgage
                         Services, Inc., as seller and
                         servicer, and State Street Bank and
                         Trust Company, as trustee.